EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA
MONTHLY OPERATING REPORT                                       Case No. 00-35667
   Debtor                                  Reporting Period: 2/01/01 to 02/28/01

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in this case

                                                                                                    Document       Explanation
REQUIRED DOCUMENTS                                                             Form No.             Attached         Attached
-------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                   MOR-1                     X
Bank Reconciliation (or copies of debtor's bank reconciliations)              MOR-1 (CONT)              X               X
Copies of bank statements                                                                               X
Cash disbursement journals                                                                              X
Statement of Operations                                                       MOR-2                     X
Balance Sheet                                                                 MOR-3                     X
Status of Postpetition Taxes                                                  MOR-4                     X
Copies of IRS Form 6123 or payment receipt                                                              X
Copies of tax returns filed during reporting period                                                     X
Summary of Unpaid Postpetition Debts                                          MOR-4                     X
Listing of aged accounts payable                                                                        X
Accounts Receivable Reconciliation and Aging                                  MOR-5                     X
Debtor Questionnaire                                                          MOR-5                     X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the documents attached are true and correct to the best of my knowledge and belief.


-------------------------------------            -------------------------------
Signature of Debtor                               Date



-------------------------------------            -------------------------------
Signature of Joint Debtor                         Date


/s/ Anthony R. Drury                                March 19, 2001
-------------------------------------            -------------------------------
Signature of Authorized Individual*               Date


Anthony R. Drury                                  Sr. Vice President, Finance
-------------------------------------            -------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.
                                                                        FORM MOR
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

MOR-1                                                          Case No. 00-35667
  Debtor                                       Reporting Period: 2/01/01-2/28/01

               SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS
Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reportedin the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursement journal. The total disbursements listed in the disbursement journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

                                                                                                                CUMULATIVE FILING
                                                 BANK ACCOUNTS                        CURRENT MONTH                  TO DATE
                                 OPER        PAYROLL   Canada P/R    Lockbox       ACTUAL      PROJECTED     ACTUAL       PROJECTED
-----------------------------------------------------------------------------------------------------------------------------------
Cash Beginning of Month           26,940     139,644      5,126       117,700       289,410      977,761     289,410       977,761
-----------------------------------------------------------------------------------------------------------------------------------
RECEIPTS
Cash Sales
Accounts Receivable                                                 2,490,440     2,490,440    2,336,000   6,812,089     3,633,000
Loans and Advances             2,930,000                                          2,930,000    3,618,000   4,965,000     4,714,000
Sale of Assets                                                          6,800         6,800            -       6,800             -
Other (Attach List)               (8,560)                               3,211        (5,349)           -      45,651             -
Transfers (From DIP Accts)                   405,000      3,453                     408,453            -     915,709             -
                                                                                          -            -           -             -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RECEIPTS                 2,921,440     405,000      3,453     2,500,451     5,830,344    5,954,000  12,745,249     8,347,000
-----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS
Net Payroll                      194,421     364,363      2,834                     561,618      601,000   1,697,618     1,678,000
Payroll Taxes                    176,000           -      2,142                     178,142      180,000     401,142       354,000
Sales, Use & Other Taxes          52,000                                             52,000       53,000      52,000        54,000
Inventory Purchases            1,291,000                                          1,291,000    1,743,000   1,866,000     2,555,000
Secured Rental/Leases             76,000                                             76,000       80,000     145,000       157,000
Insurance                         40,000                                             40,000      125,000      73,000       191,000
Administrative                    57,838       2,051        252                      60,141      156,000     109,141       409,000
Selling                           79,000                                             79,000      115,000     284,000       349,000
Other (Attach List)              487,000                            2,610,000     3,097,000    2,901,000   7,849,000     5,277,000

Owner Draw*
Transfers (To DIP Accts)         408,453                                            408,453            -     915,709             -

Professional Fees                      -                                                  -                   50,000        50,000
U.S. Trustee Quarterly Fees            -                                                  -                    4,000         4,000
Court Costs
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS            2,861,712     366,414      5,228     2,610,000     5,843,354    5,954,000  13,446,610    11,078,000
-----------------------------------------------------------------------------------------------------------------------------------

NET CASH FLOW                     59,728      38,586     (1,775)     (109,549)      (13,010)           -    (701,361)   (2,731,000)
-----------------------------------------------------------------------------------------------------------------------------------

CASH - END OF MONTH               86,668     178,230      3,351         8,151       276,400      977,761    (411,951)   (1,753,239)
-----------------------------------------------------------------------------------------------------------------------------------

*Compensation to sole proprietors for services rendered to bankruptcy estate

Note: In order to be consistent with our Budgets the line above labeled "Net Payroll" includes the gross salaries. In addition the line above labeled "Payroll Taxes" also includes all fringe benefit disbursements.

                 THE FOLLOWING SECTION MUST BE COMPLETED

----------------------------------------------------------------------------------------------------
Disbursements for calculating U.S. Trustee Quarterly Fees
     (From Current Month Actual Column)
----------------------------------------------------------------------------------------------------
Total Disbursements                                                                       5,843,354
----------------------------------------------------------------------------------------------------
Less: Transfers to Debtor in Possession Accounts                                           (408,453)
----------------------------------------------------------------------------------------------------
Plus: Estate Disbursements made by outside sources (I.e. from escrow account)                     -
----------------------------------------------------------------------------------------------------
Total Disbursements for Calculating U.S. Trustee Quarterly Fees                           5,434,901
----------------------------------------------------------------------------------------------------

                                                                      FORM MOR-1
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

Quad Systems Corporation                                       Case No. 00-35667
Schedule MOR 1                                 Reporting Period: 2/01/01-2/28/01
Continuation Sheet

                                                         Current Month                          Cummulative
                                                    Actual           Projected             Actual          Projected
Explanation of Other Income
---------------------------

Adj of Prior Month Pre Pet. Voids                    (8,500)                -              37,500                 -
Rental of Parking Lot                                 1,000                 -               2,000                 -
Misc COBRA pmts/refunds                               1,700                 -               5,700                 -

                                              --------------------------------        -------------------------------
   Total                                             (5,800)                0              45,200                 0
                                              ================================        ===============================

Explanation of Other Disbursements
----------------------------------

Congress Repayments                               2,610,000         2,336,000           7,203,000         4,451,000
First Union Loan Repayments                               -                 -             155,000           155,000
Interest Expense                                      3,000             4,000               7,000             8,000
Commissions                                         182,000           175,000             182,000           249,000
Engineering                                           2,000            11,000               2,000            14,000
QEL Requirements                                    300,000           375,000             300,000           400,000

                                              --------------------------------        -------------------------------
   Total                                          3,097,000         2,901,000           7,849,000         5,277,000
                                              ================================        ===============================

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 2/01/01-2/28/01
          Debtor

                             STATEMENT OF OPERATIONS
                               (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                          Cumulative
REVENUES                                                                               Month             Filing to Date
------------------------------------------------------------------------------------------------------------------------
Gross Revenues                                                                      $  3,715,288         $  8,548,854
Less: Returns and Allowances                                                                   -                    -
------------------------------------------------------------------------------------------------------------------------
Net Revenue                                                                            3,715,288            8,548,854
------------------------------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
Beginning Inventory                                                                   13,153,543           15,046,970
Add: Purchases                                                                         1,188,000            1,966,622
Add: Cost of Labor                                                                        72,000              144,400
Add: Other Costs (attach schedule)                                                       292,516              944,564
Less: Ending Inventory                                                                11,619,219           11,619,219
Cost of Goods Sold                                                                     3,086,840            6,483,337
------------------------------------------------------------------------------------------------------------------------
Gross Profit                                                                             628,448            2,065,517
------------------------------------------------------------------------------------------------------------------------
OPERATING EXPENSES
Advertising                                                                               42,074               48,484
Auto and Truck Expense                                                                         -                    -
Bad Debts                                                                                      -                    -
Contributions                                                                                  -                    -
Employee Benefit Programs                                                                  4,259                8,483
Insider Compensation*                                                                          -                    -
Insurance                                                                                 34,700               68,675
Management Fees/Bonuses                                                                        -                    -
Office Expense                                                                             9,134               22,183
Pension & Profit-Sharing Plans                                                                 -                    -
Repairs and Maintenance                                                                    4,777               11,713
Rent and Lease Expense                                                                    71,722              171,494
Salaries/Commissions/Fees                                                                527,036            1,502,123
Supplies                                                                                   8,595               (5,973)
Taxes - Payroll                                                                           56,457              170,132
Taxes - Real Estate                                                                        2,317                6,530
Taxes - Other                                                                              1,840              (23,148)
Travel and Entertainment                                                                  77,568              175,011
Utilities                                                                                 31,996               80,277
Other (attach schedule)                                                                   13,544               81,930
Total Operating Expenses Before Depreciation                                             886,019            2,317,914
Depreciation/Depletion/Amortization                                                       28,007               84,377
------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Other Income & Expenses                                        (285,578)            (336,774)
------------------------------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                                                      -
Interest Expense                                                                          30,499              102,978
Other Expense (attach schedule)                                                                                     -
------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                                           (316,077)            (439,752)
------------------------------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS                                                                                                -
Professional Fees                                                                                              50,000
U.S. Trustee Quarterly Fees                                                                                     4,000
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                                        -
Gain (Loss) from Sale of Equipment                                                           836                  836
Other Reorganization Expenses (attach schedule)                                                                     -
Total Reorganization Expenses                                                                836               54,836
Income Taxes                                                                                                        -
------------------------------------------------------------------------------------------------------------------------
Net Profit (Loss)                                                                       (316,913)            (494,588)
------------------------------------------------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-2
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 2/01/01-2/28/01
          Debtor

                  STATEMENT OF OPERATIONS - continuation sheet

                                                       Cumulative
BREAKDOWN OF OTHER CATEGORY             Month        Filing to Date
-------------------------------------------------------------------
Other Costs
Overhead Absorption                    260,000          522,000
Service Labor Costs                     73,677          169,034
Warranty Costs                          23,000          111,207
Non-Inventory Reserve Expenses         (64,161)         142,323
-------------------------------------------------------------------

  Total                                292,516          944,564
-------------------------------------------------------------------
Other Operational Expenses
Freight                                  5,464           20,536
Bank Charges & LOC Fees                  5,022           63,469
Professional Fees                        3,058           (2,075)
-------------------------------------------------------------------

  Total                                 13,544           81,930
-------------------------------------------------------------------

Other Income

Other Expenses

Other Reorganization Expenses


Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.
                                                               FORM MOR-2 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 2/01/01-2/28/01
          Debtor
                                  BALANCE SHEET
The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                             BOOK VALUE
                                                                              AT END OF          BOOK VALUE
                                                                               CURRENT               ON
                                                                              REPORTING           PETITION
                ASSETS                                                          MONTH               DATE
-------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
Unrestricted Cash and Equivalents                                               145,347             161,799
Restricted Cash and Cash Equivalents (see continuation sheet)                   198,279             815,962
Accounts Receivable (Net)                                                     3,362,150           3,130,385
Notes Receivable                                                                      -                   -
Inventories                                                                  11,619,219          15,046,970
Prepaid Expenses                                                                350,955             433,952
Professional Retainers                                                                -
Other Current Assets (attach schedule)                                          967,739            (325,421)
-------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                         16,643,689          19,263,647
-------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
Real Property and Improvements                                                  276,575             276,575
Machinery and Equipment                                                       2,124,028           2,124,028
Furniture, Fixtures and Office Equipment                                      3,210,503           3,210,503
Leasehold Improvements                                                          330,078             330,078
Vehicles                                                                         19,142              30,594
Less Accumulated Depreciation                                                 4,459,003           4,324,223
-------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                    1,501,323           1,647,555
-------------------------------------------------------------------------------------------------------------
OTHER ASSETS
Loans to Insiders*
Other Assets (attach schedule)                                                1,053,351           1,054,423
-------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                            1,053,351           1,054,423
-------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                 19,198,363          21,965,625
-------------------------------------------------------------------------------------------------------------

                                                                             BOOK VALUE
                                                                              AT END OF          BOOK VALUE
                                                                               CURRENT               ON
                                                                              REPORTING           PETITION
        LIABILITIES AND OWNER EQUITY                                            MONTH               DATE
-------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                326,480           8,246,757
Taxes Payable (refer to FORM MOR-4)                                             380,177             370,167
Wages Payable                                                                   310,742             671,333
Notes Payable                                                                         -                   -
Rent/Leases - Building/Equipment                                                211,463             220,133
Secured Debt / Adequate Protection Payments                                   3,565,438           6,317,257
Professional Fees                                                                     -                   -
Amounts Due to Insiders*                                                              -                   -
Other Postpetition Liabilities (attach schedule)                              3,147,987           3,861,109
-------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                7,942,287          19,686,756
-------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt
Priority Debt                                                                   185,481                   -
Unsecured Debt                                                                9,286,314                   -
-------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                9,471,795                   -
-------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                            17,414,082          19,686,756
-------------------------------------------------------------------------------------------------------------
OWNER EQUITY
Capital Stock                                                                   135,531             135,531
Additional Paid-In Capital                                                   24,733,708          24,733,708
Partners' Capital Account                                                             -                   -
Owner's Equity Account                                                                -                   -
Retained Earnings - Pre-Petition                                            (22,590,370)        (22,590,370)
Retained Earnings - Postpetition                                               (494,588)                  -
Adjustments to Owner Equity (attach schedule)                                         -                   -
Postpetition Contributions (Distributions) (Draws) (attach schedule)                  -                   -
-------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                              1,784,281           2,278,869
-------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS EQUITY                                          19,198,363          21,965,625
-------------------------------------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-3
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems                                           Case No. 00-35667
        ------------                           Reporting Period: 2/01/01-2/28/01
          Debtor

                       BALANCE SHEET - continuation sheet

                                                                BOOK VALUE
                                                                 AT END OF          BOOK VALUE
                                                                  CURRENT               ON
                                                                 REPORTING           PETITION
                ASSETS                                             MONTH               DATE
------------------------------------------------------------------------------------------------
Other Current Assets
Accts Rec - Misc                                                   222,321                 537
Temp. Empl Advances                                                 13,913              43,891
Permanent Advances                                                     921                 921
Deposits                                                           778,195              40,437
Interco - Current                                                  (47,611)           (411,207)

Other Assets
Acquisition Costs - QEL                                              7,676               8,598
Patent Costs                                                         1,827               1,977
Invest - BIMARK/QFSC                                             4,026,831           4,026,831
Invest - QEL                                                     2,500,000           2,500,000
Interco - Long Term                                            (10,145,262)        (10,145,262)
Invest - SMTECH                                                  4,662,279           4,662,279


                                                                BOOK VALUE
                                                                 AT END OF          BOOK VALUE
                                                                  CURRENT               ON
                                                                 REPORTING           PETITION
      LIABILITIES AND OWNER EQUITY                                 MONTH               DATE
------------------------------------------------------------------------------------------------
Other Postpetition Liabilities
Deferred Revenue                                                 1,090,519           1,151,531
Customer Deposits                                                  329,001             416,644
Accrued Expenses                                                 1,271,163           1,872,647
Commission Payable                                                 457,304             420,287

Postpetition Contributions (Distributions) (Draws)


Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.
                                                               FORM MOR-3 (CONT)
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 2/01/01-2/28/01
          Debtor
                   STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes Attach photocopies of any tax returns filed during the reporting period

                                                                    Amount
                                                      Beginning   Withheld or    Amount                      Check No.  Ending Tax
                                                   Tax Liability    Accrued       Paid        Date Paid       or EFT    Liability
-----------------------------------------------------------------------------------------------------------------------------------
Federal
Withholding                                                -        77,109        77,109      2/2,2/16         ADP EFT            -
FICA-Employee                                              -        42,304        42,304      2/2,2/16         ADP EFT            -
FICA-Employer                                              -        42,304        42,304      2/2,2/16         ADP EFT            -
Unemployment                                               -         2,737         2,737      2/2,2/16         ADP EFT            -
Income                                                     -             -             -                                          -
Other:  Tax Accounting Accrual Only
  from prior years                                   352,702             -             -                                    352,702
Total Federal Taxes                                  352,702       164,454       164,454             -               -      352,702
State and Local
Withholding                                                -        22,150        22,150      2/2,2/16         ADP EFT            -
Sales                                                  8,261        26,327         7,113       2/22/01        Calif EFT      27,475
Excise                                                     -                                                                      -
Unemployment                                               -        23,307        23,307      2/2,2/16         ADP EFT            -
Real Property                                              -                                                                      -
Other: Canadian P/R Taxes                                  -         2,142         2,142      2/2,2/16       ADP CAN EFT          -
Total State and Local                                  8,261        73,926        54,712                                     27,475
Total Taxes                                          360,963       238,380       219,166                                    380,177

               SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

                                                                       Number of Days Past Due
                                                 -------------------------------------------------------------
                                                 Current          0-30         31-60        61-90      Over 90        Total
                                                 -------          ----         -----        -----      -------        -----
Accounts Payable                                   253,623        45,289        27,568                                 326,480
Wages Payable                                      310,742                                                             310,742
Taxes Payable                                       27,475                                              352,702        380,177
Rent/Leases-Building                                     -                                                                   -
Rent/Leases-Equipment                              211,463                                                             211,463
Secured Debt/Adequate Protection Payments        3,565,438                                                           3,565,438
Professional Fees                                        -                                                                   -
Amounts due to Insiders*                                                                                                     -
Other:                                                                                                                       -
Other:                                                                                                                       -
Total Postpetition Debts                         4,368,741        45,289        27,568          -        352,702     4,794,300

Explain how and when the Debtor intends to pay any past due postpetition debts.

Note: above Taxes Payable in Past Due Column represents an prior year accounting accrual only. It does not represent an actual payment due.

Note: No Post-petitiion sales tax returns were filed the amount paid per above was an estimated payment to the State of Calif The amount listed on the cash disbursements (MOR-1) includes prepetition Sales Taxes paid with court permission.

*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                      FORM MOR-4
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 2/01/01-2/28/01
          Debtor

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation                                               Amount
Total Accounts Receivable at the beginning of the reporting period             2,086,818
+ Amounts billed during the period                                             3,487,201
- Amounts collected during the period                                          2,211,869
Total Accounts Receivable at the end of the reporting period                   3,362,150


Accounts Receivable Aging
0 - 30 days old                                                                2,530,063
31 - 60 days old                                                                 543,948
61 - 90 days old                                                                 375,900
91+ days old                                                                      80,239
Total Accounts Receivable                                                      3,530,150
Amount considered uncollectible (Bad Debt)                                      (168,000)
Accounts Receivable (Net)                                                      3,362,150

Note: the Accounts Receivable collections include the application of customer deposits received in prior periods

                                                                      FORM MOR-5
                                                                          (9/99)

                                                                      EXHIBIT 99
                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF PENNSYLVANIA

In re:  Quad Systems Corporation                               Case No. 00-35667
        ------------------------               Reporting Period: 2/01/01-2/28/01
          Debtor
                                        DEBTOR QUESTIONNAIRE

Must be completed each month                                                                    Yes            No

1. Have any assets been sold or transferred outside the normal course of
business this reporting period? If yes, provide an explanation below.                            X

2. Have any funds been disbursed from any account other than a debtor in
possession account this reporting period? If yes, provide an explanation below.                                 X

3. Have all postpetition tax returns been timely filed? If no, provide an
explanation below.                                                                               X

4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                        X

--------------------------------------------------------------------------------
A car no longer needed for operations was sold for $6,800. At the time of the sale it had a book value of $7,634.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                      FORM MOR-5
                                                                          (9/99)